UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2010

PHYSICIANS FORMULA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33142 (Commission File Number)	23-0340099 (IRS Employer Identification No.)

1055 West 8th  Street
Azusa, California 91702
(Address of principal executive offices, including Zip Code)

(626) 334-3395
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Physicians Formula, Inc. ("Physicians"), a wholly-owned subsidiary of Physicians Formula Holdings, Inc. (the "Company"), entered into the First Amendment to the Credit and Security Agreement, dated as of June 29, 2010 (the "First Amendment"), which amends that certain Credit and Security Agreement, dated as of November 6, 2009 (the "Credit and Security Agreement"), by and among Physicians and Wells Fargo Bank, N.A. ("Wells Fargo"). The First Amendment reduced the Minimum Adjusted EBITDA covenant (as defined in the Credit and Security Agreement) for the 12-month period ending June 30, 2010 by $850,000 to $11.0 million from $11.85 million, to adjust for promotional and sales timing differences during the second quarter. All other covenants, including the Net Book Worth covenant (as defined in the Credit and Security Agreement), the Maximum Capital Expenditure covenant (as defined in the Credit and Security Agreement) and the third and fourth quarter Minimum Adjusted EBITDA covenants remain the same as the Credit and Security Agreement signed with Wells Fargo on November 6, 2009. As of June 29, 2010, the Company also attested to the same representations and warranties made in the Credit and Security Agreement dated November 6, 2009.  In connection with the First Amendment, the Company paid Wells Fargo a fee of $10,000 and related expenses.

Other than as described herein, there were no other changes to the terms of the Credit and Security Agreement.

The foregoing description of the First Amendment is qualified in its entirety by the First Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure

On June 30, 2010, the Company issued a press release reporting certain of the information disclosed elsewhere in this Form 8-K and reiterated its prior earnings guidance. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Credit and Security Agreement, dated as of June 29, 2010, by and among Physicians Formula, Inc. and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division.
10.2	Acknowledgement, dated as of June 29, 2010, by Mill Road Capital, L.P. and Physicians Formula, Inc. in favor of Wells Fargo Bank, National Association.
99.1	Press release issued June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYSICIANS FORMULA HOLDINGS, INC.
/s/ Jeff M. Berry
Date: July 6, 2010	Name:	Jeff M. Berry
	Title:	Chief Financial Officer